                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              ---------------------

       Date of Report (Date of earliest event reported:) November 18, 1999

                                 ---------------


                          The Goldman Sachs Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


    Delaware                001-14965                      13-4019460
(State or other     (Commission File Number)     (I.R.S. Employer Identification
jurisdiction of                                              Number)
 organization)

                                 85 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (212) 902-1000
              (Registrant's Telephone Number, including Area Code)

                                 ---------------






--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

         The Board of Directors of The Goldman Sachs Group, Inc. (the "Company") has established March 17, 2000 as the date of the Company's 2000 Annual Meeting of Stockholders. Under the Company's By-laws, any stockholder who intends to nominate any person or persons for election as a director or directors of the Company or to bring a proposal before the Company's 2000 Annual Meeting of Stockholders must provide notice of such proposed nomination or such proposal to the Secretary of the Company at or before the close of business on December 18, 1999. Such notice must include the information and other materials required by the Company's By-laws and must otherwise comply with all applicable provisions of the Company's By-laws and the rules of the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            THE GOLDMAN SACHS GROUP, INC.

                                            By:      /s/ James B. McHugh
                                            -------------------------------
                                              Name:  James B. McHugh
                                              Title: Assistant Secretary

Date: November 18, 1999